UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   June 9, 2005
                                                         ----------------


                                    NN, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                           0-23486                 62-1096725
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
   Incorporation or Organization)      File Number)       Identification Number)

              2000 Waters Edge Drive, Johnson City, Tennessee 37604
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:            (423) 743-9151
                                                       -------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting   material  pursuant  to  Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 9, 2005, NN, Inc. (the "Company") issued a press release announcing the appointment of James H. Dorton to the position of Vice President of Corporate Development and Chief Financial Officer of the Company. A copy of the press release is annexed hereto as Exhibit 99.1.

     As more fully described in the press release attached hereto, Mr. Dorton, age 48, joins the Company having most recently served as Executive Vice
President and Chief Financial Officer of Specialty Food Group, Inc. Prior to that position, Mr. Dorton served as Vice President-Corporate Development & Strategy at Bowater Incorporated. Mr. Dorton is a certified public accountant, holds an MBA in Finance and Accounting from Vanderbilt University and a BSBA in Public Administration from the University of Tennessee.

     The material terms of the employment agreement between Mr. Dorton and the Company are not yet determined.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit
Number              Description of Exhibit
------   ----------------------------------------------
99.1     Press Release of NN, Inc. dated June 9, 2005

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NN, Inc.


Dated:   June 10, 2005            By:  /s/ William C. Kelly, Jr.
                                      ------------------------------------------
                                      William C. Kelly, Jr.
                                      Secretary, Treasurer and
                                      Chief Administrative Officer